EXHIBIT 10.7

                PLATINUM AND GOLD RECORDING AND PUBLISHING CORP.
               7860 Glades Road, Suite 220 o Boca Raton, FL 33434
                   Phone: (561) 482-0004 o Fax: (561) 488-2602

July 1, 1998

Steve Jordan
216 NE 1st Street
Ft. Lauderdale, FL 33304

This letter is to express the intent of Platinum and Gold Recording and Publishing Corp. to enter into a contract with you for the purposes of recording a single compact disc and cassette to be sold through a TV 800 number by either QVC, Home Shopping Network, Cable TV or all of them. This will furnish the capability to complete an album with you through a joint-venture formed by Platinum and Gold Recording and Publishing and a renown company.

This Letter of Intent will formerly go into contract within 10 to 15 weeks. Recording at New River Recording Studio will begin at that time. Capital will be raised through a private placement for the completion of these two projects. We will proceed to contract if agreeable by both parties.

In addition, it is the intent of Platinum and Gold Recording and Publishing Corp., to act as an agent/manager to secure musicians and appearances for the purpose of performing track dates for radio and TV.

The structure of the agreement is complete and shall be governed in all respects by the laws of the State of Florida.

An executed copy of this Letter of Intent shall be deemed to be an original, enforceable and admissible document for all purposes as may be necessary to enforce the terms hereof.

Sincerely,

Platinum and Gold Recording and Publishing Corp.

by:                                       by:

/s/ Valerie M. Peters                     /s/ Louise A. Cavell
----------------------                    ----------------------
Valerie M. Peters                         Louise A. Cavell
President/CEO                             VP/Secretary


/s/ Carol Neal
------------------
Carol Neal
CFO/Treasurer


Agreed to and accepted this 1st day of July, 1998.

 /s/ Steve Jordan
-----------------------
Steve Jordan